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                                                                Exhibit (23)(a)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Jefferies Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                             KPMG Peat Marwick LLP


Los Angeles, California
April 12, 1996